EXHIBIT 1

      JOINT FILING AGREEMENT AMONG FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.,
        FBR VENTURE CAPITAL MANAGERS, INC., ERIC F. BILLINGS, AND EMANUEL J. FRIEDMAN


     WHEREAS, in accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934 (the "Act"), only one joint statement and any amendments thereto need to be filed whenever one or more persons are required to file such a statement or any amendments thereto pursuant to Section 13(d) of the Act with respect to the same securities, provided that said persons agree in writing that such statement or amendments thereto is filed on behalf of each of them;

     NOW, THEREFORE, the parties hereto agree as follows:

     FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., FBR VENTURE CAPITAL MANAGERS, INC. ERIC F. BILLINGS, AND EMANUEL J. FRIEDMAN hereby agree, in accordance with Rule 13d-1(k) under the Act, to file a statement on Schedule 13G relating to their ownership of Common Stock of the Issuer and do hereby further agree that said statement shall be filed on behalf of each of them.
                                      FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.


Dated:   April 10, 2003            By: /s/ EMANUEL J. FRIEDMAN
                                      ---------------------------------
                                      Name:  Emanuel J. Friedman
                                      Title: Chairman


Dated:   April 10, 2003              FBR VENTURE CAPITAL MANAGERS, INC.

                                      By:  /s/ EMANUEL J. FRIEDMAN
                                      ----------------------------------
                                      Name:  Emanuel J. Friedman
                                      Title: Chairman and Chief Executive
                                             Officer


Dated:   April 10, 2003               /s/ ERIC F. BILLINGS
                                      ----------------------------------
                                      Eric F. Billings


Dated:   April 10, 2003              /s/ EMANUEL J. FRIEDMAN
                                      ----------------------------------
                                      Emanuel J. Friedman